SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 16, 2004
                                                   -----------------


                       SANGUI BIOTECH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

                                    Colorado
          (State or other jurisdiction of Incorporation or organization


      000-21271                                          84-1330732
-------------------------                   ----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

                Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
               (Address of principal executive offices)(Zip Code)

                              011-49-2302-915-204
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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

Item 7.01         Regulation FD Disclosure

SanguiBioTech GmbH and Karl Beese GmbH & Co. to jointly distribute
Chitoskin(R) wound pads
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     On November 16, 2004, Sangui Biotech International, Inc. (NASD OTCBB: SGBI)
issued a press release announcing that SanguiBioTech GmbH, of Witten, Germany, a wholly-owned subsidiary of Sangui BioTech International, Inc., and Karl Beese GmbH & Co. will jointly market and distribute Sangui's innovative Chitoskin(R) wound pads after obtaining the CE mark authorizing the sales of the product in the European Union. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 7.01 Regulation FD Disclosure " in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


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
                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                            Sangui Biotech International, Inc.
                                            (Registrant)


Date: November 16, 2004                     /S/ Wolfgang Barnikol
                                            -----------------------------------
                                            By: Wolfgang Barnikol
                                            Its:  President, CEO and CFO

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

                                INDEX TO EXHIBITS


        Exhibit Number          Exhibit
        --------------          -----------------------------------------------
        99.1                    Press Release dated November 16, 2004*

     * This exhibit is furnished to, but not filed with, the Commission by inclusion herein.